Exhibit 99.1

Filed by Nuvelo, Inc. Pursuant to Rule 425

Under the Securities Act of 1933

And Deemed Filed Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: ARCA biopharma, Inc.

Commission File No. 333-154839

PRESS RELEASE

Contact:
Lee Bendekgey SVP and Chief Financial Officer Nuvelo 650-517-8358 lbendekgey@nuvelo.com	Danielle Bertrand WeissComm Partners 415-946-1056 dbertrand@wcpglobal.com

NUVELO SHAREHOLDERS APPROVE ISSUANCE OF COMMON STOCK

PURSUANT TO MERGER AGREEMENT WITH ARCA BIOPHARMA

Nuvelo Stockholder Meeting to Reconvene January 23, 2009 to Consider Reverse Stock Split

Necessary to Consummate Transaction

San Carlos, California, January 7, 2009 –Nuvelo, Inc. (Nasdaq: NUVO) today announced that the stockholders of Nuvelo have approved the issuance of Nuvelo Common Stock pursuant to the merger agreement dated September 24, 2008, as amended, between Nuvelo, ARCA biopharma and a Nuvelo subsidiary. Nuvelo’s stockholders also voted to adjourn Nuvelo’s special stockholder meeting until January 23, 2009, to solicit additional proxies in favor of a proposal to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of Nuvelo’s common stock. This proposal is a necessary condition to the completion of the proposed merger.

A substantial majority of the proxies received by Nuvelo to date reflect votes cast in favor of both the proposal regarding the reverse stock split and a separate proposal to amend the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of Nuvelo common stock to 250 million. However, approval of each of these proposals requires the affirmative vote of a majority of the issued and outstanding shares of Nuvelo’s common stock, which was not received by the time of the stockholder meeting. As the proposal relating to the stock split is a necessary condition to the completion of the proposed merger, while the proposal relating to the increase in authorized shares of Nuvelo common stock is not, the Board of Directors of Nuvelo has withdrawn the proposal to increase the number of authorized shares and the special stockholder meeting has been adjourned to a later date to solicit additional proxies on the proposal authorizing the reverse stock split.

The Nuvelo stockholder meeting will reconvene at 9:00 a.m. PST on January 23, 2009 at Nuvelo’s corporate headquarters located at 201 Industrial Road, Suite 310, San Carlos, California to consider the proposal to approve the amendment of the Company’s amended and restated certificate of incorporation to effect the reverse stock split.

Shareholders who need assistance with voting their shares should contact Nuvelo’s proxy solicitor, Georgeson Inc., at 800-377-0321.

About Nuvelo

Nuvelo, Inc. is dedicated to improving the lives of patients through the discovery, development and commercialization of novel drugs for acute cardiovascular disease, cancer and other debilitating medical conditions. Nuvelo’s development pipeline includes NU172, a direct thrombin inhibitor which has completed Phase 1 development for use as a potential short-acting anticoagulant during medical or surgical procedures; and NU206, a Wnt pathway modulator in Phase 1 development for the potential treatment of chemotherapy/radiation therapy-induced mucositis and inflammatory bowel disease. In addition, Nuvelo is pursuing research programs in leukemia and lymphoma therapeutic antibodies and Wnt signaling pathway therapeutics to further expand its pipeline and create additional partnering and licensing opportunities.

Information about Nuvelo is available at its website at http://www.nuvelo.com or by phoning 650-517-8000.

Forward-looking statements

This press release contains “forward-looking statements” which include, without limitation, statements regarding the completion of the proposed merger transaction between Nuvelo, ARCA and Dawn Acquisition Sub, Inc., the solicitation of proxies, the transaction’s anticipated completion and the progress of Nuvelo’s clinical stage and research programs, which statements are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Such statements are based on the companies’ managements’ current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, failure of Nuvelo’s stockholders to approve the proposal regarding the reverse stock split, the ability to complete the transaction contemplated by this communication in a timely fashion, the risk that Nuvelo’s and ARCA’s business operations will not be integrated successfully; the combined company’s inability to further identify, develop and achieve commercial success for products and technologies; the risk that the combined company’s financial resources will be insufficient to meet the combined company’s business objectives; uncertainties relating to drug discovery and the regulatory approval process; clinical development processes; enrollment rates for patients in the companies’ clinical trials; changes in relationships with strategic partners and dependence upon strategic partners for the performance of critical activities under collaborative agreements; and the impact of competitive products and technological changes. These and other factors are identified and described in more detail in Nuvelo’s filings with the SEC, including without limitation Nuvelo’s quarterly report on Form 10-Q for the quarter ended September 30, 2008 and subsequent filings. We disclaim any intent or obligation to update these forward-looking statements.

Additional Information and Where to Find It

Nuvelo has filed a registration statement on Form S-4, and a related proxy statement/prospectus/consent solicitation, in connection with the merger. Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy statement/prospectus/consent solicitation because they contain important information about the merger transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting Nuvelo Investor Relations at the email address: ir@nuvelo.com or by phone at 650-517-8000.

In addition to the registration statement and related proxy statement/prospectus/consent solicitation, Nuvelo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Nuvelo, Inc. at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Nuvelo, Inc.’s filings with the SEC are also available to the public from commercial document-retrieval services and at SEC’s website at http://www.sec.gov, and from Investor Relations at Nuvelo as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Nuvelo, ARCA and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Nuvelo in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction is included in the proxy statement/prospectus/consent solicitation described above. Additional information regarding the directors and executive officers of Nuvelo is also included in Nuvelo’s proxy statement for its 2008 Annual Meeting of Stockholders which was filed with the SEC on April 23, 2008 and its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 12, 2008. These documents are available as described above.

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